UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Envoy Medical, Inc.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

CONTROL ID: REQUEST ID:
ENVOY MEDICAL, INC

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	Tuesday, May 12, 2026
	TIME:	3:00 PM Central Time
	LOCATION:	60 South Sixth Street, Suite 1500, Minneapolis, MN 55402

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS
PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/Coch and follow the on-screen instructions.	EMAIL: Proxy-ID@equinity.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/COCH

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before April 28, 2026 you may enter your voting instructions at https://www.iproxydirect.com/COCH until 11:59 pm eastern time May 11, 2026.

The purposes of this meeting are as follows:

1.     To elect two Class III director nominees named in the Proxy Statement to the Envoy Medical Board of Directors, to serve a term that continues until the 2029 annual meeting of stockholders;

2.     To ratify the appointment of EisnerAmper LLP as Envoy Medical’s independent registered public accounting firm for the year ending December 31, 2026;

3.     To approve, on an advisory basis, the Company’s named executive officer (NEO) compensation;

4.     To approve an amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan;

5.     To approve an amendment to the Envoy Medical, Inc. 2023 Employee Stock Purchase Plan;

6.     To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of warrants to purchase shares of the Company’s Class A Common Stock, par value $0.0001 (“Class A Common Stock”), and the issuance of Class A Common Stck underlying such warrants, that were issued in a transaction that was completed on February 12, 2026; and

7.     To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on March 16, 2026 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our Class A common stock, par value $0.0001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note — This is not a Proxy Card — you cannot vote by returning this card

ENVOY MEDICAL, INC C/O ISSUER DIRECT COMPLIANCE 1110 CENTRE POINT CURVE STE 101 MENDOTA HEIGHTS MN 55120	FIRST-CLASS MAIL US POSTAGE PAID DURHAM NC PERMIT # 302

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER
INFORMATION

your vote is imporant